EXHIBIT 99

                      PRESS RELEASE DATED JANUARY 23, 2006

EXHIBIT 99


                DRILLING CONTINUES TO EXPAND XIETONGMEN DEPOSIT
                      Project Advances Toward Feasibility

Comprehensive drilling, engineering, socio-economic & environmental studies planned for 2006


January 23, 2006, Vancouver, BC -- Gerald S. Panneton, President and CEO of Continental Minerals Corporation, and Anthony Garson, President and CEO of Great China Mining Inc. formerly China NetTV Holdings Inc. announce the results from the final 19 core holes drilled in 2005 at the Xietongmen copper-gold deposit. Continental is the operator of the Xietongmen Project, which is located 240 kilometres southwest of Lhasa in Tibet, People's Republic of China.

Long intervals with excellent grades of copper and gold continue to be intersected. New results, from drill holes numbered 5023, 5045 through 5056, and 5058 through 5063, are tabulated below:


                      XIETONGMEN PROJECT NEW ASSAY RESULTS

--------------------------------------------------------------------
                              Inter- Inter-    Cu    Au   CuEQ  AuEQ
Drill        From       To     cept   cept     (1)   (1)    (2)   (2)
Hole      (metres) (metres) (metres) (feet)     %   g/t      %   g/t
--------------------------------------------------------------------
5023         18.0    237.1    219.1    719   0.44  0.60   0.79  1.35
--------------------------------------------------------------------
5023 Incl.   38.0    157.0    119.0    390   0.60  0.79   1.06  1.81
--------------------------------------------------------------------
5023  and    76.0    140.0     64.0    210   0.70  0.89   1.23  2.10
--------------------------------------------------------------------
5045        133.7    378.0    244.3    802   0.25  0.34   0.45  0.77
--------------------------------------------------------------------
5045 Incl.  133.7    247.5    113.8    373   0.30  0.40   0.53  0.91
--------------------------------------------------------------------
5046        131.0    332.0    201.0    659   0.47  0.77   0.91  1.57
--------------------------------------------------------------------
5046 Incl.  199.0    259.0     60.0    197   0.57  1.21   1.28  2.19
--------------------------------------------------------------------
5047         41.7    195.0    153.3    503   0.68  0.73   1.11  1.90
--------------------------------------------------------------------
5047 Incl.  134.0    195.0     61.0    200   0.78  0.96   1.33  2.29
--------------------------------------------------------------------
5048        134.0    296.0    162.0    532   0.53  0.82   1.00  1.72
--------------------------------------------------------------------
5048 Incl.  178.0    208.0     30.0     98   0.72  1.04   1.33  2.28
--------------------------------------------------------------------
5048 Incl.  236.0    290.0     54.0    177   0.57  0.94   1.12  1.92
--------------------------------------------------------------------
5049         62.1     94.0     31.9    105   0.56  0.35   0.76  1.31
--------------------------------------------------------------------
5050         16.3    114.0     97.7    321   0.83  0.53   1.14  1.96
--------------------------------------------------------------------
5050 Incl.   57.0    112.0     55.0    180   1.10  0.76   1.54  2.65
--------------------------------------------------------------------
5051        122.0    282.0    160.0    525   0.52  0.99   1.09  1.87
--------------------------------------------------------------------
5051 Incl.  146.0    252.0    106.0    348   0.64  1.13   1.30  2.22
--------------------------------------------------------------------
5051  and   170.0    238.0     68.0    223   0.75  1.27   1.49  2.56
--------------------------------------------------------------------
5052         71.0    203.0    132.0    433   0.34  0.51   0.64  1.09
--------------------------------------------------------------------
5053         44.0    241.0    197.0    646   0.49  0.73   0.91  1.56

--------------------------------------------------------------------
5053 Incl.  104.1    134.0     29.9     98   0.60  1.15   1.27  2.18
--------------------------------------------------------------------
5054         13.2    115.0    101.8    334   0.62  0.55   0.94  1.61
--------------------------------------------------------------------
5054 Incl.   13.2     52.6     39.4    129   0.81  0.44   1.07  1.83
--------------------------------------------------------------------
5054 Incl.   93.0    113.0     20.0     66   0.68  1.00   1.27  2.17
--------------------------------------------------------------------
5055         79.4    206.0    126.6    415   0.28  0.38   0.50  0.86
--------------------------------------------------------------------
5056         22.0    172.0    150.0    492   0.47  0.61   0.83  1.42
--------------------------------------------------------------------
5056 Incl.   44.0    104.0     60.0    197   0.61  0.69   1.01  1.73
--------------------------------------------------------------------
5058         24.4     33.0      8.6     28   0.88  0.58   1.22  2.09
--------------------------------------------------------------------
5058        108.0    398.1    290.1    952   0.44  0.54   0.75  1.29
--------------------------------------------------------------------
5058 Incl.  156.0    192.0     36.0    118   0.62  0.60   0.97  1.67
--------------------------------------------------------------------
5058 Incl.  323.0    359.0     36.0    118   0.49  0.69   0.89  1.53
--------------------------------------------------------------------
5059         22.0    181.0    159.0    522   0.54  0.57   0.87  1.49
--------------------------------------------------------------------
5059 Incl.   74.0    113.0     39.0    128   0.57  0.77   1.02  1.74
--------------------------------------------------------------------
5060        134.0    315.5    181.5    595   0.53  1.15   1.20  2.06
--------------------------------------------------------------------
5060 Incl.  173.0    285.0    112.0    367   0.64  1.28   1.39  2.38
--------------------------------------------------------------------
5060  and   255.7    285.0     29.3     96   0.57  0.98   1.14  1.96
--------------------------------------------------------------------
5061         34.3    111.0     76.7    252   0.25  0.34   0.45  0.77
--------------------------------------------------------------------
5061 Incl.   34.3     71.0     36.7    120   0.29  0.44   0.55  0.93
--------------------------------------------------------------------
5061        129.0    156.0     27.0     89   0.35  0.60   0.69  1.19
--------------------------------------------------------------------
5062         79.1    396.7    317.6   1042   0.43  0.64   0.81  1.38
--------------------------------------------------------------------
5063        111.9    229.2    117.3    385   0.58  0.89   1.09  1.88
--------------------------------------------------------------------
5063 Incl.  129.8    226.0     96.2    316   0.62  0.95   1.18  2.02
--------------------------------------------------------------------
5063  and   173.3    226.0     52.7    173   0.69  1.12   1.35  2.31
--------------------------------------------------------------------

(1) Copper capped at 5%, gold capped at 10 g/t for all calculations.
(2) Copper and gold equivalent calculations use metal prices of US$1.00/lb for copper and US$400/oz for gold.
    Adjustment factors to account for differences in relative metallurgical recoveries for gold and copper will depend upon the completion of definitive metallurgical testing.
    CuEQ equals Cu % + (Au g/t x 12.86/22.046)
    AuEQ equals (Cu % x 22.046/12.86) + Au g/t

High-grade copper and gold mineralization was intersected over long intervals in all of the 62 holes drilled at the Xietongmen deposit during the 2005 program. The mineralized intercepts average about 210 metres in length, and show strong continuity to the mineralization within the deposit. The area tested by vertical drill holes now measures approximately 800 metres northwest-southeast by 350 metres northeast-southwest. This substantial copper-gold deposit discovery remains open to expansion.

A table of assay results for all drill holes completed at the Xietongmen deposit during 2005 is attached. A Property Location Map, a Drill Hole Plan and Cross Sections are posted on the websites: www.continentalminerals.com & www.greatchinamining.com.

In response to the positive results, a substantial program is planned for 2006. Plans, budgets and schedules are now being worked up for comprehensive programs and studies, including significant drilling, resource estimates, metallurgical testing and mine planning, and baseline environmental and socioeconomic studies. The goal is to collect the engineering, environmental and socioeconomic data necessary to complete a feasibility study for the project in 2007.

In conjunction with these activities, the community engagement program will be expanded with the long term objective to ensure that the project provides direct, tangible benefits for local residents and communities. Hence, active dialogue with the local residents in the Tibetan villages and the various authorities in the region will be ongoing in order that the project proceeds in a manner that respects local socio-economic priorities and incorporates a high standard of environmental management.

The Xietongmen project is well located for development. Available infrastructure is excellent, including a paved highway and electric transmission lines that pass near the southern end of the property. The highway provides direct access to the city of Rikaze (population 100,000), approximately 53 kilometres to the east, where fuel, food, lodging and office facilities are available. Other supplies, heavy equipment, equipment operators and vehicles are readily obtainable in Lhasa, a drive of less than four hours from Rikaze. A new railway has recently been completed to Lhasa which connects to multiple copper smelters and other industrial centres located throughout China. Construction of a railway extension from Lhasa to Rikaze (and possibly right past the property) has just been announced.

Mark Rebagliati, P.Eng., a Qualified Person as defined under National Instrument 43-101, is supervising the drilling program and quality assurance and quality control ("QAQC") programs on behalf of Continental Minerals Corporation. The program includes rigorous QAQC procedures. Acme Analytical Laboratories of Vancouver, BC, an ISO 9001:2000 accredited laboratory, performs the sample preparation and assaying for the project. Gold analysis is by 30 g Fire Assay fusion with an Inductively Coupled Plasma-Emission Spectroscopy (ICP-ES) finish. Copper assays are done by four acid digestion with an ICP-ES finish. Continental includes standards, blanks and duplicates in addition to the laboratory's internal quality control work.

Gerald S. Panneton,
President and CEO
Continental Minerals Corporation

For further information:
  Continental Minerals Corporation                      Great China Mining Inc.
  TEL:  604 684-6365                                    Tel: 604 641-1366
  Toll Free 1 800 667-2114                              www.greatchinamining.com
  www.continentalminerals.com

No regulatory authority has approved or disapproved the information contained in this release.

This release includes certain statements that may be deemed "forward-looking statements". All statements in this release, other than statements of historical facts, that address future production, reserve potential, exploration drilling, exploitation activities and events or developments that the companies expect are forward-looking statements. Although the companies believe the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those in forward-looking statements include market prices, exploitation and exploration successes, and continued availability of capital and financing, and general economic, market or business conditions. Investors are cautioned that any such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements.

For more information on Continental Minerals Corporation, Investors should review the Company's annual Form 20-F filing with the United States Securities Commission at www.sec.gov and its home jurisdiction filings that are available at www.sedar.com.

For more  information  on Great China Mining Inc.,  Investors  should review the
Company's  annual  Form  with  the  United  States   Securities   Commission  at
www.sec.gov.

Great China Mining Inc.
World Trade Centre Suite 536
999 Canada Place, Vancouver, B.C.
Canada V6C 3E2
Tel: 1 (604) 681-1366
Fax: 1 (604) 641-1377
www.greatchinamining.com